                           LONG-TERM SUPPLY AGREEMENT

THIS AGREEMENT (this "Agreement") is made and executed in Wuxi, Jiangsu Province on the 5th day of December, 2006 by and between:

Party A: Wuxi Seamless Oil Pipes Company Limited
Address: No. 38, Zhujiang Road, New and Hi-tech Industry Development Zone, Wuxi
Postal code: 214028
Telephone: 0510-5225533-3004
Fax: 0510-5218960

Party B: Wuxi Xuefeng Steel Co., Ltd.
Address:
Postal code:
Telephone:
Fax:

Whereas:

1.    Party B produces oil pipe billets (hereinafter referred to as the
      "Product") and intends to supply the Product to Party A long term;

2.    Party A intends to purchase the Product produced by Party B long term.

NOW, THEREFORE, in accordance with Contract Law of the People's Republic of
China, after friendly consultation in all aspects, the Parties hereby agree as follows:

ARTICLE 1 SUPPLY AND PURCHASE

During the effective term of the Agreement, Party B agrees to supply, and Party
A agrees to purchase, the Product produced by Party B.

ARTICLE 2 SUPPLY VOLUME

2.1.  During the effective term of the Agreement, Party B agrees to supply Party
      A with 300,000-600,000 tonnes of the Product each year, but Party A has no obligation to purchase at least such supply volume of the Product from
      Party B each year.

2.2   Party B undertakes that they shall supply the Product to Party A as a priority to meet the demands of Party A.

ARTICLE 3 PRICE

3.1   Both parties agree that the Product price shall be slightly lower than the market

      price and the price shall be determined after negotiation between both
      Parties.

3.2   Party A shall have the right to negotiate the Product price with Party B for adjustment every year, every half year or every quarter.

ARTICLE 4 PURCHASE ORDER

Party A shall purchase the Products from Party B in the form of purchase orders, which shall specify the Product name, type, size, quantity, technical standard, delivery period, unit price, total price and payment term, etc. After execution by authorized representatives from both Parties, such orders shall constitute an integral part of this Agreement.

ARTICLE 5 CALCULATION METHOD OF PRODUCT

Both parties agree that the Product weight shall be calculated based on the theoretical weight by gauges.

ARTICLE 6 FORCE MAJEURE

In case one or both Parties cannot perform the duties provided herein on account of force majeure, the Party (or Parties) in contingency shall inform the other
Party (or each other) of the situation immediately and may, provided the situation is duly certified by the competent authorities, delay in performance of, or partially perform or not perform the relevant obligations hereunder and shall be partially or entirely exempted from liability for breaching this
Agreement.

ARTICLE 7 TERM OF AGREEMENT

The Agreement shall have a 5-year term commencing on January 1st, 2007 and shall be renewable by mutual negotiation of both parties after the expiry.

ARTICLE 8 MODIFICATION OR SUPPLEMENT

This Agreement shall not be modified or supplemented without the mutual agreement and written approval of both parties; any modified and supplemented agreement shall constitute part of this Agreement and shall be of equal force in law.

ARTICLE 9 AGREEMENT INTEGRATION

The Agreement herein contains the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings about such matters.

ARTICLE 10 APPLICABLE LAWS

The execution, effectiveness, interpretation, performance and termination of this Agreement or other matters in respect to this Agreement shall be governed by the laws of the People's Republic of China.

ARTICLE 11 DISPUTE RESOLUTION

Any disputes arising from or in connection with this Agreement shall be settled by both

Parties through friendly consultations. If the Parties fail to settle the disputes through friendly consultations, either Party may bring a lawsuit in the
People's Court directly.

ARTICLE 12 AGREEMENT TEXT

This Agreement is made in two copies, with each Party holding one copy and each copy having equal force in law.

The Parties hereto have caused this Agreement to be executed by their authorized representatives on the date first written above.

           Party A: Wuxi Seamless Oil Pipes Company Limited

           (Seal)
                  -----------------------

           Authorized Representative: /s/
                                      -----------------------

           Party B: Wuxi Xuefeng Steel Co., Ltd

           (Seal)
                  -----------------------

           Authorized Representative: /s/
                                      -----------------------